6TH ISRV AVG CONFERENCE

Preclinical characterization of CC-42344, a broad spectrum, potent influenza A PB2 inhibitor for potential triple route (oral, inhalation, IV) treatment

Sam Lee

November 13, 2018

COCRYSTAL PHARMA, INC.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons. Also see the risk factors contained in the Prospectus Supplement dated April 30, 2018, and our Form 10-K for the year ended December 31, 2017. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. We do not intend to nor do we undertake any duty to update these forward-looking statements.

Cap Binding (PB2), Endonulcease (PA), and Polymerase (PB1) Are Essential For Influenza Viral Replication



host pre-mRNA
AAA
chimeric viral mRNA
AAA
cap
snatching'
PB1
Polymerase
complex
viral RNA
AAA
PA
PB2
Endonucleolytic
cleavage
Translation
AAA
eIF4E
Ribosome
complex
Trimeric RNA polymerase complex

Boivin S et al. J. Biol. Chem. 2010;285:28411-28417

Influenza Replication Inhibitors


Endonuclease Domain (PA)
Baloxavir marboxil
Cap-binding Domain (PB2)
VX-787 (Pimodivir)
Cocrystal's PB2 inhibitors
Polymerase (PB1)
T-705 (Favipiravir)
GDD
Viral RNA Promoter
PA
PB1
PB2

Cocrystal Drug Discovery Platform Technology
For Developing Broad Spectrum Antiviral Therapeutics



Influenza PB2 crystals











- Drug target X-ray crystals
- Drug pocket selection
- Hit-to-lead process
- Lead optimization

Drug candidates



Cocrystal Technology Platform Focuses on Well Validated Drug Targets: Viral Replication Enzymes


CC-31244
Phase 2a
CC-31647
Preclinical
Lead Discovery
CC-42344
Preclinical
Lead Discovery
HCV Polymerase
HCV Helicase
Influenza PA
Influenza PB-2
Human Noro Polymerase
Human Norwalk Polymerase
Dengue Polymerase
Rhino Virus Polymerase
>1,200 cocrystal structures
Avg resolution 1.0 – 2.5Å

m7GTP Binds To Influenza Cap-Binding Domain

(A) m7GTP


Asn429
m7GTP
Arg355


NH2
HN
N
O
N
N
HO
OH
O
O
OH
P
O
OH
P
O
OH
P
O
O
O
O

m7GTP

(B) VX-787


Asn429
VX-787
Arg355


F
H
N
CO2H
N
N
F
N
H
N

VX-787

PB2 m7GTP Binding Site is Highly Conserved

(A) PB2 sequence comparison


H1N1 2009 Virginia
H1N1 1934 Puerto Rico
H1N1 1918 Spanish
H2N2 1957 Singapore
H3N2 1968 Hong Kong
H3N2 1975 Victoria
H5N1 1996 Guangdong
H5N1 2005 Qinghai
H7N9 2013 Zhejiang
Consensus
Conservation
GLRISSSFSF GGFTFKRTSG SSVKREEEVL TGNLQTLKIR VHEGYEEFTM VGRRATAILR 60
KATRRLIQLI VSGRDEQSIA EAIIVAMVFS QEDCMIKAVR GDLNFVNRAN QRLNPMHQLL 120
RHFQKDAKVL FQNWGIEPID NVMGMIGILP DMTPSTEMSM RGVRVSKMG 169

(B) m7GTP binding pocket


H432
N429
F325
M431
R355
F323
F404
Q406
H357
F363
K376
E361
S337

m7GTP Binding Pocket is a Fragment Hot Spot

(A) m7GTP binding pocket

(B) Fragment hits


F323
N429
R355
F363
F325
E361
S337
Fragment hits

Crystal Structure of PB2-ssRNA Complex Determined

(1) ssRNA binding activity of PB2



% of Bound 32P-labeled Oligo nucleotide
100
80
60
40
20
0
0
20
40
60
80
100
120
140
ssRNA
ssDNA
Purified PB-2, pmol

(2) ssRNA binding activity of PB2



M431
K376
E361

2.7 Å

Highly Conserved Binding Modes of PB2 Inhibitors



H1N1 Spanish 1918

1.25 Å





H3N2 Victoria 1975

1.6 Å





H5N1 Guangdong 1996

2.0 Å





H7N9 Zhejiang 2013

1.5 Å



Cocrystal's PB2 Leads

		Cocrystal Preclinical Lead	Cocrystal's backup PB2 inhibitors			
Influenza strain	VX-787 EC50 nM	42344 EC50 nM	42343 EC50 nM	42487 EC50 nM	42500 EC50 nM	42530 EC50 nM
Pandemic H1N1 Influenza A/CA/07/2009	2.4	0.12	5	0.9	2.7	ND
H1N1 Influenza PR/8/34	1	1	1.2	1.2	2	0.5
Pandemic H5N1 Influenza A/VN/1193/2004	<3.2	<3.2	<3.2	<3.2	<3.2	<3.2

Influenza A Lead CC-42344 Properties

CC-42344 cocrystals


2.9
2.8

Cocrystal structure of CC-42344 (1.47 Å)

- Binds to the highly conserved m7GTP binding pocket of PB2
- Exhibits broad spectrum activity against seasonal and pandemic influenza strains, EC_{50} 0.12-9 nM
- Favorable preclinical safety profile and pharmacokinetic properties

CC-42344 Shows Broad Spectrum Antiviral Activity Against Seasonal and Pandemic Strains

Influenza serotype	Strain	CC-42344, EC_{50} nM
H1N1	A/PR/8/34	**1**
H1N1	A1/Denver/1/57	**3**
H1N1	A/Fort Monmouth/1/47	**2**
H1N1	A/NY/18/09	**5**
H3N2	A/AICHI/2/68	**0.2**
H5N1	Duck/MN/1524/81	**<3.2**
H5N1	Hong Kong/213/2003	**4.5**
H5N1	Thailand/16/2004	**<3.2**
H7N7	Netherlands/219/2013	**5.6**
H7N9	Anhui/1/2013	**<3.2**
H1N1- Tamiflu resistant	A/HK/2369/09 H274Y	**9**
H3N2-Tamiflu resistant	A/Wuhan/395/95	**0.5**
H5N1- Amantadine resistant	Duck/MN/1524/81	**8.6**

CC-42344: Pharmacological, Safety, Toxicity, and PK Evaluations Completed To Date

- ☑ In vitro antiviral profiling against seasonal and pandemic influenza A strains
- ☑ Cytotoxicity including larger screen: HepG2/high content analysis and 13 cell lines
- ☑ Caco-2 bidirectional permeability
- ☑ CYP inhibition (HLM): inhibition (2D6, 3A, 1A, 2B6, 2C8, 2C9, 2C19) & time dependent inhibition (2D6, 3A4)
- ☑ Thermodynamic/aqueous solubility
- ☑ pION solubility determination (at pH 7.4)
- ☑ Metabolic stability in rat and human microsomes (intrinsic clearance)
- ☑ Plasma protein binding (human)
- ☑ Plasma stability/half-life determination (human, rat)
- ☑ Pharmacokinetics: in rats (IV/PO), mouse (IV/PO) and dogs (IV/PO)
- ☑ In silico genotoxicity /carcinogenicity
- ☑ Off-target: kinase/receptor profiling; safety screen (CEREP)
- ☑ Mitochondrial toxicity (GLU/GAL)
- ☑ Mini Ames (genotox) screen
- ☑ Mini hERG (in vitro pharmacology) screen
- ☑ Exploratory 7-day mouse tox study (up to 500 mg/kg/day)

In Vitro and *In Vivo* Assessment of CC-42344



CC-42344

H1N1 EC50, nM	1
H1N1 EC90, nm.	2
Cytotoxicity (HepG2) at 10 µM	No
Cytotoxicity (13 cell lines) at 10 µM	No
Mitochondria toxicity at 10 µM	No
Off-target inhibition at 10 µM	No
Solubility in PBS, µM	90.8
Caco2 A-B, 10^{-6} cm/s Caco2 B-A, 10^{-6} cm/s	20 2.5

Dose (Rat & Mouse, single dose)	PO 5mg/kg IV 1mg/kg
Oral bioavailability, %F	45% (rat); 57% (mouse)
Cl (ml/min/kg)	40 (rat); 27 (mouse)
Vd (L/kg)	18 (rat); 1.77 (mouse)
t1/2 (h)	5.24 (rat); 0.75 (mouse)
Cmax (nM)	1,600 (rat), 1,600 x EC50; 9,544 (mouse), 9,544 x EC50
Cmin (nM)	34 (rat); 148 (mouse)
hERG IC50	>10 µM
Metabolic stability (liver microsomes)	rat, >60 min; Human, >60 min
CYP1A2, 2C19, 2C9, 2D6 & 3A4 IC50s	>10 µM
Time-dependent CYP3A Time-dependent CYP2D	No inhibition at 10 µM

Multiple Routes of Administration (Oral, Inhalation, IV) Explored

CC-42344

Oral administration

Vehicle 1: 40% Miglyol 812
40% VE TPGS
20% PEG400
Vehicle 2: 8% DMA, 37% PEG300,
5% poloxamer188,
50% pH 8 USP buffer
Vehicle 3: 2% PVP/0.5% Tween80

Inhalation administration



Dry powder
~2 µm

IV administration



40% PEG300
10% Solutol H515 10%
50% Phosphate buffer
pH 7.45

In Vivo Assessment of CC-42344

Comparative maximum formulation single PO dose exposures in rat

Test formulation	*PO Dose (mg/kg)*	*Fed or fasted*	*$T_{1/2}$ (hours)*	*Plasma Cmax (ng/mL)*	*Tmax (hours)*	*Plasma AUC_{0-last} (ng.h/mL)*
40% miglyol/40% VE TPGS/20% PEG400	300	Fed	3.82	2,333 (5.3 µM)	0.83	7,857
2% PVP/0.5% Tween80	500	Fed	2.15	30,633 (70 µM)	1.17	95,913
	800		1.96	65,300 (148 µM)	6.00	600,000
8% DMA/37%PEG300/ 5% poloxamer188/50% USP buffer, pH 8	200	Fed	1.78	39,067 (89 µM)	1.00	292,854

Comparative single dose IV pharmacokinetics

Animal species	*Dose (mg/kg)*	*T1/2 (hours)*	*Vd (L/kg)*	*Cl (mL/min/kg)*	*AUC0-last (ng h/mL)*
Female BALB/C mouse	2.5	2.02	1.79	37.8	1097
Male Sprague-Dawley rat	1	5.24	17.9	39.9	385

In Vivo Assessment of CC-42344

- Single dose inhalation pharmacokinetics in the female Balb/c mouse
  - ❑ Dry power formulation developed
  - ❑ Dose 0.8-1.2 mg of dry power (~200 ug of CC-42344)



Dry powder
~2 µm

Time course	CC-42344 concentration Lung	CC-42344 concentration Plasma
1 hr	984 µM ⬅	5.6 µM ⬅
24 hr	218 µM	0.081 µM
48 hr	8.6 µM	0.052 µM
72 hr	0.63 µM	0
96 hr	0.35 µM	0



PB2 Cap binding domain

CC-42344 Inhibits The Endonuclease Activity of Influenza A Trimeric Complex (PA:PB1:PB2)

(A) PA:PB1:PB2 trimeric complex



VX-787
CC-42344
Endonuclease Activity (%)
100
80
60
40
20
0
0.001
0.01
0.1
1
10
100
Inhibitor (µM)

(B) PA endonuclease



VX-787
CC-42344
Endonuclease Activity (%)
100
80
60
40
20
0
0.001
0.01
0.1
1
10
100
Inhibitor (µM)

Drug Resistant Profile of Cocrystal PB2 Lead, CC-42344

(A) VX-787: **3** resistant H1N1 viruses
D265N, S324N, M431I


D256N
Strain
S324N
M431I

3 mutations identified after treatment with VX-787

Cocrystal PB2 lead

(B) CC-42344: **1** resistant H1N1 virus
F363L


F363L

1 mutation identified after treatment with CC-42344

CC-42344 Shows Strong Synergistic Effects With Approved Influenza Antivirals


Polymerase inhibitor
Favipiravir
Cocrystal
42344
Xofluza
PA inhibitor
Tamiflu
Neuraminidase inhibitor
CC-42344

Summary

Property	Cocrystal CC-42344	Pimodivir (VX-787)
Antiviral activity against seasonal and pandemic influenza	Single digit nanomolar, Broad spectrum	Single digit nanomolar, Broad spectrum
Drug resistance profile	One mutation F363L	Three mutations D256N, S324N, M432I
Route of Administration	Inhalation, IV, and oral routes Currently explored	Oral, BID
Chemical stability (>24 months)	Yes	Data not available
Synergistic Effects with replication inhibitors	Yes	Data not available